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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported): December 12, 2000



                                 HEALTHAXIS INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Pennsylvania                     0-13591               23-2214195
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)



               2500 DeKalb Pike, East Norriton, Pennsylvania 19401
              ----------------------------------------------------
                (Address of principal executive offices/Zip Code)

Former name, former address, and former fiscal year, if changed since last report: N/A
             ---



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Item 5.  Other Events

         The following information is qualified in its entirety by, and should be read in conjunction with, the more detailed information and financial data, including the Consolidated Financial Statements of HealthAxis Inc. ("HAI") and its subsidiaries, and the notes thereto, appearing in HAI's reports filed with the Securities and Exchange Commission ("SEC"). Except for the historical information contained herein, this Current Report on Form 8-K, contains certain forward-looking statements regarding HAI's business and prospects that are based upon numerous assumptions about future conditions which may ultimately prove to be inaccurate and actual events and results may materially differ from anticipated results described in such statements. Such forward-looking statements involve risks and uncertainties, such as historical and anticipated losses; uncertainty of future results, new business challenges, competition, customer concentration, protection of proprietary technology, trademark infringement, uncertain acceptance of the Internet as a medium for health insurance sales, foreign operations, changes in insurance industry regulations, regulation of the Internet and legal uncertainties, potential conflicts of interest, and control by large shareholders, officers or directors. Any one or a combination of these factors could have a material adverse effect on HAI's business, financial condition and results of operations. These forward-looking statements represent HAI's judgment as of the date of this report. HAI disclaims, however, any intent or obligation to update these forward-looking statements.

         On December 1, 2000, HealthAxis Inc. ("HAI") entered into a Settlement and Release Agreement with Hannover Life Reassurance Company of America ("Hannover Life"). Pursuant to this Settlement and Release Agreement, HAI is released from all liability under a guaranty agreement and a related stock pledge agreement with Hannover Life in exchange for a payment of $4.25 million. Pursuant to its terms, Hannover Life had the right to terminate this Settlement and Release Agreement if HAI did not sell the building in East Norriton where its headquarters is located to its subsidiary, HealthAxis.com, Inc. ("HealthAxis") by December 15, 2000. On December 11, 2000, HAI completed the sale of the building to HealthAxis for $4.25 million. HAI and Hannover Life consummated the transaction pursuant to the Settlement and Release Agreement on December 12, 2000.




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Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of business acquired.

                  Not applicable.

         (b)      Proforma Financial Information.

                  Not applicable.

         (c)      Exhibits.

                  The following exhibits are filed herewith:


S-K Item
Number        Description
--------      -----------
10.1          Settlement Agreement and Release dated December 1, 2000,
              between HealthAxis Inc. and Hannover Life Reassurance Company of America.

10.2          Agreement for the Sale of Commercial Real Estate, dated
              December 11, 2000 between HealthAxis Inc. and HealthAxis.com, Inc.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            HEALTHAXIS INC.


Date:   December 14, 2000                   By: /s/ Anthony R. Verdi
       -------------------                     ------------------------------
                                                    Anthony R. Verdi
                                                    Chief Financial Officer











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                                  EXHIBIT INDEX

S-K Item
Number        Description
--------      -----------
10.1          Settlement and Release Agreement dated December 1, 2000,
              between HealthAxis Inc. and Hannover Life Reassurance
              Company of America.

10.2          Agreement for the Sale of Commercial Real Estate, dated
              December 11, 2000 between HealthAxis Inc. and HealthAxis.com, Inc.










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